                                                                    Exhibit 1(h)
                     SEVENTH AMENDMENT DATED MARCH 18, 2003

          TO JANUS ADVISER SERIES TRUST INSTRUMENT DATED MARCH 22, 2000

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of Janus Adviser High-Yield Fund as a series of Janus Adviser Series:

                                   SCHEDULE A

Series of the Trust                                                             Available Classes
-------------------                                                             -----------------
Janus Adviser Aggressive Growth Fund                                            Class I Shares
                                                                                Class C Shares

Janus Adviser Balanced Fund                                                     Class I Shares
                                                                                Class C Shares

Janus Adviser Capital Appreciation Fund                                         Class I Shares
                                                                                Class C Shares

Janus Adviser Core Equity Fund                                                  Class I Shares
                                                                                Class C Shares

Janus Adviser Flexible Income Fund                                              Class I Shares
                                                                                Class C Shares

Janus Adviser Growth Fund                                                       Class I Shares
                                                                                Class C Shares

Janus Adviser Growth and Income Fund                                            Class I Shares
                                                                                Class C Shares

Janus Adviser High-Yield Fund                                                   Class I Shares
                                                                                Class C Shares

Janus Adviser International Fund                                                Class I Shares
                                                                                Class C Shares

Janus Adviser International Value Fund                                          Class I Shares
                                                                                Class C Shares

Janus Adviser Mid Cap Value Fund                                                Class I Shares
                                                                                Class C Shares

Janus Adviser Money Market Fund                                                 Class I Shares
                                                                                Class C Shares

Janus Adviser Risk-Managed Large Cap Core Fund                                  Class I Shares
                                                                                Class C Shares

Janus Adviser Risk-Managed Large Cap Growth Fund                                Class I Shares
                                                                                Class C Shares

Janus Adviser Small Cap Value Fund                                              Class I Shares
                                                                                Class C Shares

Janus Adviser Strategic Value Fund                                              Class I Shares
                                                                                Class C Shares

Janus Adviser Worldwide Fund                                                    Class I Shares
                                                                                Class C Shares

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